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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 28, 2001
                                                         -----------------




                             UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





                   DELAWARE                                   1-12297                           22-3086739
                   --------                                   -------                           ----------
  (State or Other Jurisdiction of Incorporation)      (Commission File Number)      (IRS Employer Identification Number)




       13400 OUTER DRIVE WEST                                     48239
       ----------------------                                     -----
            DETROIT, MI                                     (Including Zip Code)
            -----------
 (Address of Principal Executive Offices)







                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 28, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On February 28, 2001, United Auto Group, Inc. issued a press release that Mitsui & Co., Ltd and its wholly owned subsidiary Mitsui & Co. (U.S.A.), Inc. have made an equity investment valued at approximately $14.0 million in the Company. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2001             UNITED AUTO GROUP, INC.


                                      By: /s/ Robert H. Kurnick, Jr.
                                          --------------------------------------
                                              ROBERT H. KURNICK, JR.
                                      Its:    EXECUTIVE VICE PRESIDENT



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                             EXHIBIT INDEX


     EXHIBIT            DESCRIPTION OF EXHIBIT           SEQUENTIAL PAGE
     NUMBER                                                   NUMBER

  EXHIBIT 99.1           Press Release of United
                         Auto Group, Inc., dated
                         February 28, 2001